UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2013

Asset Acceptance Capital Corp.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50552	80-0076779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28405 Van Dyke Avenue

Warren, MI 48093

(Address of Principal Executive Offices)

(586) 939-9600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 6, 2013, Asset Acceptance Capital Corp., a Delaware corporation (the “Company”), issued a press release announcing that it has established a record date and a meeting date for a special meeting of its stockholders to, among other things, consider and vote on a proposal to adopt and approve the previously announced Agreement and Plan of Merger, dated as of March 6, 2013, by and among the Company, Encore Capital Group, Inc., a Delaware corporation (“Encore”), and Pinnacle Sub, Inc., a Delaware corporation and wholly owned subsidiary of Encore (“Merger Sub”), providing for the merger of Merger Sub with and into the Company, with the Company surviving the merger and becoming a wholly owned subsidiary of Encore.

The Company will hold the special meeting on June 13, 2013 at 9:00 a.m. local time at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022. Company stockholders of record as of the close of business on May 3, 2013, the record date for the special meeting, will be entitled to notice of, and to vote at, the special meeting.

A copy of the press release issued by the Company with respect to the events described above is filed as Exhibit 99.1 to this report and is incorporated by reference in this Item 8.01.

Additional Information and Where to Find It

This Current Report on Form 8-K is not a request for or a solicitation of a proxy or an offer to acquire any shares of common stock of the Company. In connection with the proposed transaction with Encore, Encore has filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2013 a Registration Statement on Form S-4, File No. 333-187581 (as amended, the “Registration Statement”), which contains the Company’s proxy statement and also constitutes a prospectus of Encore. Encore has filed with the SEC on May 6, 2013 a prospectus pursuant to Rule 424(b)(3) under the Securities Act of 1933 and the Company has filed with the SEC on May 6, 2013 its definitive proxy statement on Schedule 14A for its special meeting of stockholders. The Registration Statement has been declared effective by the SEC and the Company expects to mail the final proxy statement/prospectus to the Company’s stockholders over the course of the coming week. Stockholders of the Company are urged to read the Registration Statement and the Company’s definitive proxy statement contained therein and all other relevant documents filed with the SEC (as well as any amendments and/or supplements to those documents), as they will contain important information about the proposed merger transaction and the parties to the merger.

The Company’s stockholders will be able to obtain these documents (when available) free of charge at the SEC’s web site, http://www.sec.gov. In addition, they may obtain free copies of these by contacting the Company by mail addressed to 28405 Van Dyke Avenue, Warren, Michigan 48093, Attention: Mary Arraf, by telephone at (586) 939-9600 (option 5) or via electronic mail to ir@assetacceptance.com. The Company’s stockholders also may read and copy any reports, statements and other information filed with the SEC at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger is set forth in the Registration Statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012, which was filed with the SEC on March 7, 2013, Amendment No. 1 to the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2012, which was filed with the SEC on April 26, 2013, and in its definitive proxy statement for its 2012 annual meeting of stockholders filed with the SEC on Schedule 14A on March 28, 2012.

Forward-looking Statements

Statements in this Current Report on Form 8-K and the exhibits filed herewith that relate to future results and events are not facts and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current expectations, estimates and assumptions and, as such, involve certain risks and uncertainties. The ability of the Company to predict results or the actual effects of its plans and strategies, or those of the combined company, is subject to inherent uncertainty. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. All statements other than statements of historical fact, including statements containing the words “intends,” “believes,” “expects,” “will,” and similar expressions, are statements that could be deemed to be forward-looking statements. Risks, uncertainties and other factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; (3) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; and (4) the effect of the announcement of the proposed merger on the Company’s relationships with its customers, suppliers, employees, operating results and business generally. In addition, the forward-looking statements represent the Company’s views as of the date as of which they were made. The Company anticipates that subsequent events and developments may cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward- looking statements are set forth in the Registration Statement and Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, which was filed with the SEC on March 7, 2013, under the heading “Item 1—A Risk Factors”, in the Company’s Quarterly Report on Form 10-Q for the period ending March 31, 2013, which was filed with the SEC on April 29, 2013, and in prior reports on Forms 10-Q and 8-K filed with the SEC by the Company.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Asset Acceptance Capital Corp., dated May 6, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 6, 2013	Asset Acceptance Capital Corp.

	By:	/s/ E. L. Herbert
Name: E. L. Herbert
Title: Vice President and General Counsel

ASSET ACCEPTANCE CAPITAL CORP. ANNOUNCES

RECORD DATE AND MEETING DATE FOR SPECIAL MEETING OF

STOCKHOLDERS

WARREN, MI, May 6, 2013 – Asset Acceptance Capital Corp. (Nasdaq: AACC) (“Asset Acceptance”) announced today that it has established a record date and a meeting date for a special meeting of its stockholders to consider and vote upon, among other things, the proposal to approve the adoption of the Agreement and Plan of Merger, dated as of March 6, 2013, by and among Asset Acceptance, Encore Capital Group, Inc., a Delaware corporation (“Encore”) and Pinnacle Sub, Inc., a Delaware corporation and wholly owned subsidiary of Encore, under which Encore has agreed to acquire Asset Acceptance for $6.50 per share. Asset Acceptance stockholders will have the option to receive their consideration in cash or Encore stock or any combination of cash and Encore stock, at their election, with the aggregate stock consideration across all stockholder capped at 25% of the total equity consideration to be received.

Asset Acceptance stockholders of record at the close of business on the record date, May 3, 2013, will be entitled to notice of the special meeting and to vote at the special meeting. The special meeting will be held on June 13, 2013 at 9:00 a.m. local time at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022.

The parties continue to target a second quarter 2013 closing of the merger, subject to the approval of a majority of the outstanding shares of Asset Acceptance common stock, in addition to other customary closing conditions.

The Registration Statement on Form S-4, File No. 333-187581, which contains the Company’s proxy statement and also constitutes a prospectus of Encore, was filed by Encore with the Securities and Exchange Commission (the “SEC”) on March 27, 2013 and has been declared effective. The prospectus pursuant to Rule 424(b)(3) under the Securities Act of 1933 was filed with the SEC on May 6, 2013. The definitive proxy statement on Schedule 14A for the Company’s special meeting of its stockholders was filed by the Company on May 6, 2013. The Company expects to mail the final proxy statement/prospectus to the Company’s stockholders over the course of the coming week.

About Asset Acceptance Capital Corp.

For 50 years, Asset Acceptance has provided credit originators, such as credit card issuers, consumer finance companies, retail merchants, utilities and others an efficient alternative in recovering defaulted consumer debt. For more information, please visit www.AssetAcceptance.com.

Additional Information and Where to Find It

THIS PRESS RELEASE IS NOT A REQUEST FOR OR SOLICITATION OF A PROXY OR AN OFFER TO ACQUIRE ANY SHARES OF THE COMMON STOCK OF ASSET ACCEPTANCE. IN CONNECTION WITH THE PROPOSED TRANSACTION WITH ENCORE, ENCORE HAS FILED WITH THE SEC A REGISTRATION STATEMENT ON FORM S-4, FILE NO. 333-187581 (AS AMENDED, THE “REGISTRATION STATEMENT”) WITH THE SEC ON MARCH 27, 2013, WHICH CONTAINS ASSET ACCEPTANCE’S PROXY STATEMENT AND ALSO CONSTITUTES A PROSPECTUS OF ENCORE. ENCORE HAS FILED WITH THE SEC ON MAY 6, 2013 A PROSPECTUS PURSUANT TO RULE 424(b)(3) UNDER THE SECURITIES ACT OF 1933 AND THE COMPANY HAS FILED WITH THE SEC ON MAY 6, 2013 ITS DEFINITIVE PROXY STATEMENT ON SCHEDULE 14A FOR ITS SPECIAL MEETING OF STOCKHOLDERS. THE REGISTRATION STATEMENT HAS BEEN DECLARED EFFECTIVE BY THE SEC AND ASSET ACCEPTANCE EXPECTS TO MAIL THE FINAL PROXY STATEMENT/PROSPECTUS TO THE COMPANY’S STOCKHOLDERS OVER THE COURSE OF THE COMING WEEK. BEFORE MAKING ANY VOTING DECISION, ASSET ACCEPTANCE’S STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT (AND THE ASSET ACCEPTANCE’S PROXY STATEMENT CONTAINED THEREIN) IN ITS ENTIRETY AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE REGISTRATION

STATEMENT (AS WELL AS ANY AMENDMENTS AND/OR SUPPLEMENTS TO THOSE DOCUMENTS) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE MERGER.

ASSET ACCEPTANCE’S STOCKHOLDERS WILL BE ABLE TO OBTAIN THESE DOCUMENTS (WHEN AVAILABLE) FREE OF CHARGE AT THE SEC’S WEB SITE, HTTP://WWW.SEC.GOV. IN ADDITION, THEY MAY OBTAIN FREE COPIES OF THESE BY CONTACTING ASSET ACCEPTANCE CAPITAL CORP. BY MAIL ADDRESSED TO 28405 VAN DYKE AVENUE, WARREN, MICHIGAN 48093, ATTENTION: MARY ARRAF, BY TELEPHONE AT (586) 939-9600 (OPTION 5) OR VIA ELECTRONIC MAIL TO IR@ASSETACCEPTANCE.COM. ASSET ACCEPTANCE’S STOCKHOLDERS ALSO MAY READ AND COPY ANY REPORTS, STATEMENTS AND OTHER INFORMATION FILED WITH THE SEC AT THE SEC PUBLIC REFERENCE ROOM AT 100 F STREET, N.E., WASHINGTON, D.C. 20549. PLEASE CALL THE SEC AT 1-800-SEC-0330 OR VISIT THE SEC’S WEBSITE FOR FURTHER INFORMATION ON ITS PUBLIC REFERENCE ROOM.

ASSET ACCEPTANCE AND ITS DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN OTHER MEMBERS OF MANAGEMENT AND EMPLOYEES OF ASSET ACCEPTANCE MAY BE DEEMED “PARTICIPANTS” IN THE SOLICITATION OF PROXIES FROM STOCKHOLDERS OF ASSET ACCEPTANCE IN FAVOR OF THE PROPOSED MERGER. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER THE RULES OF THE SEC, BE CONSIDERED PARTICIPANTS IN THE SOLICITATION OF THE STOCKHOLDERS OF ASSET ACCEPTANCE IN CONNECTION WITH THE PROPOSED MERGER IS SET FORTH IN THE REGISTRATION STATEMENT AND THE OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC. YOU CAN FIND INFORMATION ABOUT ASSET ACCEPTANCE’S EXECUTIVE OFFICERS AND DIRECTORS IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2012, WHICH WAS FILED WITH THE SEC ON MARCH 7, 2013, AMENDMENT NO. 1 TO THE COMPANY’S ANNUAL REPORT ON FORM 10-K/A FOR THE FISCAL YEAR ENDED DECEMBER 31, 2012, WHICH WAS FILED WITH THE SEC ON APRIL 26, 2013, AND IN ITS DEFINITIVE PROXY STATEMENT FOR ITS 2012 ANNUAL MEETING OF STOCKHOLDERS FILED WITH THE SEC ON SCHEDULE 14A ON MARCH 28, 2012.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward Looking Statements

The statements in this press release that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “may,” “believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results, performance, business plans or prospects. For all “forward-looking statements,” Asset Acceptance claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of Asset Acceptance and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by Asset Acceptance with the Securities and Exchange Commission, including the most recent reports on Forms 10-K, 10-Q and 8-K, each as it may be amended from time to time. Asset Acceptance disclaims any intent or obligation to update these forward-looking statements.

Contacts:

Asset Acceptance Investor Relations

Mary Arraf

Tel 586-983-7087

marraf@assetacceptance.com

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